Please file this Prospectus and Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

I.             Wells Fargo Advantage Classic Value Fund, Wells Fargo Advantage Core Equity Fund, Wells Fargo Advantage Disciplined Global Equity Fund, Wells Fargo Advantage Disciplined Value Fund, Wells Fargo Advantage Growth Opportunities Fund, Wells Fargo Advantage Mid Cap Growth Fund and Wells Fargo Advantage Small Cap Growth Fund (each a “Fund” and together the “Funds”)

                The Funds are no longer offered and all references to these funds are hereby removed.

August 29, 2011                                                                                                                  LCIT081/P104SP2